Exhibit C

NYSE Board of Directors

April 7, 2005

REDACTED

BOARD MEETING

10:30 a.m. - 4:00 p.m.

REDACTED

4. CEO Report

•	NMS

•	Strategy Session Update

•	For Profit Task Force Update

REDACTED

Board Conference Call

April 15, 2005

2:00 - 3:30 p.m.

Agenda

1.	Board’s responsibilities regarding any deals or strategies (Walter Dellinger)

2.	Analysis of legal structure and not-for-profit-considerations

3.	Communication plan

4.	Financial projections, estimated growth rates and strategic rationale

5.	Potential items or actions for Board approval

Board Meeting

April 18, 2005

Room 629

Working Lunch

12:30 p.m.	Briefing by Lazard

2:30 p.m.	Formal Board meeting begins [note: although scheduled to end at 4:30 pm, this meeting may run later]

Board Meeting

Executive Session with Counsel (BoD and Walter Dellinger, O’Melveny & Myers)

1.	Regulatory Structure (Bernard, Ketchum)

2.	Overview of the Transaction (Bruce Wasserstein, Lazard)

3.	Merger Agreement (David Karp, Wachtell)

4.	Financial projections, estimated growth rates and strategic rationale (Thain, Britz, Kinney, Butte)

5.	Auditor’s Report (Robert Moritz, PwC)

6.	Executive Session: CEO

7.	Executive Session: Report from Counsel (Walter Dellinger, O’Melveny & Myers)

8.	Potential timeline (Thain, Bernard)

Attendance for April 18 Board Meeting

Directors present in person:

Marsh Carter

Herb Allison

Ellyn Brown

Jim McDonald

Alice Rivlin

John Thain

Karl von der Heyden

Dennis Weatherstone

Ed Woolard

Directors on conference call:

Shirley Jackson

Bob Shapiro

Staff present (for various segments):

Robert Britz (President & Co-COO)

Cathy Kinney (President & Co-COO)

Richard Bernard (General Counsel)

Amy Butte (CFO)

Staff present on conference call:

Rick Ketchum (CRO)

Presenters:

Bruce Wasserstein (Lazard) Gary Parr (Lazard)	[Handwritten: “also from Lazard:	J. David Schuster George D.C. Potter”]

David Karp (Wachtell)

Walter Dellinger (O’Melveny)

Spencer Klein (O’Melveny)

~~Michael Masin (O’Melveny)~~ [Handwritten: Did not attend]

Robert Moritz (PricewaterhouseCoopers)

Paul Lameo (PricewaterhouseCoopers)

Mel Niemeyer (PricewaterhouseCoopers)

Board Meeting

April 19, 2005 4:30 p.m.

Room 629

1.	Executive Session: Where we are now and review of open items from April 18 meeting (Thain)

2.	Merger Agreement (David Karp, Wachtell)

3.	Employee Stock Ownership Plan (Bernstein)

4.	Overview of Fairness Opinion (Gary Parr, Lazard)

5.	Review of Messages and Potential Timeline (Thain, Bernard)

6.	Executive Session: Board Counsel (Walter Dellinger)

Attendance for April 19 Board Meeting

Directors present in person:

Marsh Carter

Herb Allison

Ellyn Brown

Jim McDonald (will be on via conf call 4:30-5:30, then off for an hour – arrives at NYSE at approx 6:30)

Bob Shapiro

John Thain

Karl von der Heyden

Directors on conference call:

Alice Rivlin

Dennis Weatherstone (from 4:30-5:30)

Not attending today’s meeting:

Ed Woolard

Shirley Jackson

Staff present (for various segments):

Robert Britz (President & Co-COO)

Cathy Kinney (President & Co-COO)

Richard Bernard (General Counsel)

Dale Bernstein (SVP, Human Resources)

Amy Butte (CFO)

Staff present on conference call:

Rick Ketchum (CRO) – for first segment beginning at 4:30

Presenters:

Gary Parr (Lazard)

Joseph Cassanelli (Lazard)

George Potter (Lazard)

J. David Schuster (Lazard)

David Karp (Wachtell)

Walter Dellinger (O’Melveny)

Spencer Klein (O’Melveny)

Not present/avail by conference call:

Robert Moritz (PricewaterhouseCoopers)

Mel Niemeyer (PricewaterhouseCoopers)

Board Meeting

April 20, 2005

12:00 p.m. – 1:00 p.m.

Room 630

Agenda

1.	Regulatory Approach (Ketchum, Bernard, Karp)

2.	Public Policy Approach (Tutwiler)

3.	Discussion and Vote

Attendance for April 20 Board Meeting

Directors present in person:

Marsh Carter

Ellyn Brown

Jim McDonald

Shirley Jackson

Bob Shapiro

John Thain

Karl von der Heyden

Directors on conference call:

Herb Allison

Alice Rivlin

Dennis Weatherstone

Ed Woolard

Staff present (for various segments):

Richard Bernard (General Counsel)

Margaret Tutwiler (EVP Communications/Govt Relations)

Staff present on conference call:

Rick Ketchum (CRO)

Outside:

David Karp (Wachtell)

Walter Dellinger (O’Melveny)

Spencer Klein (O’Melveny)